May 28, 2014 14 th Annual Shareholders’ Meeting Daniel P. Myers President Chief Executive Officer Allan C. Kramer, M.D. Chairman NASDAQ: BBNK www.bridgecapitalholdings.com

2 Certain matters discussed herein constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , and are subject to the safe harbors created by that Act . Forward - looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions . These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements . These risks and uncertainties include, but are not limited to : (1) competitive pressures in the banking industry ; (2) changes in interest rate environment ; (3) general economic conditions, nationally, regionally, and in operating markets ; (4) changes in the regulatory environment ; (5) changes in business conditions and inflation ; (6) changes in securities markets ; (7) future credit loss experience ; (8) the ability to satisfy requirements related to the Sarbanes - Oxley Act and other regulation on internal control ; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type ; and (10) the involvement of the United States in war or other hostilities . The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10 - K and 10 - Q on file with the SEC . 2 FORWARD LOOKING STATEMENTS

Chairman’s Comments Allan C. Kramer, M.D. Chairman NASDAQ: BBNK www.bridgecapitalholdings.com

4 Allan C. Kramer, M.D. Chairman Investor Thomas M. Quigg Vice Chairman Investor Daniel P. Myers President & CEO Bridge Bank, N.A. Bridge Capital Holdings Dr. Francis J. Harvey 19 th Secretary of the Army Owen Brown Owen Brown Enterprises, Ltd . Robert P. Latta Wilson Sonsini Goodrich & Rosati Howard N. Gould Carpenter Community BancFund Terry Schwakopf Consultant Barry A. Turkus B.T. Commercial Christopher B. Paisley Professor, SCU Thomas A. Sa Executive Vice President Chief Financial Officer Chief Risk and Strategy Officer BOARD OF DIRECTORS

Shareholder briefing Daniel P. Myers President Chief Executive Officer NASDAQ: BBNK www.bridgecapitalholdings.com

* Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2013 **Peer - CA Public Banks $1 - 5b TA; CCBF data at 4 - 30 - 14 6 BBNK SIVB HTBK CYN S&P MARKET VIEW @ 4 - 30 - 14 BBNK PEER** ∆ LTM P/E 18.61 16.91 +10% P/TBV 2.12 1.57 +35%

BRIDGE BANK FRANCHISE ▪ Focus  Business banking • 72% business C&I loan portfolio • 70% DDA funding base  Silicon Valley geography and technology - centric regions ▪ Fundamental Value Drivers  Relationship banking model  Core deposit - centric model to fund the business • 97% core deposits • 10 bps cost of deposits  “Fit” among diversified revenue streams ▪ Execution  Full range of corporate banking products delivered through experienced advisors  1 regional business center + 7 business offices  Strategic use of banking technology 7

Be bold , venture wisely . STRONG EMERGING BRAND 8 Understand Risk • DNA of an entrepreneur • Never duck from a challenge • Fight above our weight class • ‘Army of advocates’

CORE MARKET: NATIONAL INNOVATION SECTOR INNOVATION SECTOR • Active in tech - centric regions receiving 80%+ of US VC investment into technology companies - Silicon Valley received 50% of US venture capital investment ($4.7b of $9.5b – Q1 2014) 1 - California leads nation in tech employment o LA/Orange County received 5% of US venture capital investment ($0.5b of $9.5b – Q1 2014) 1 - Massachusetts had the 2 nd highest concentration of tech workers 2 o New England receives 11% of US venture capital investment ($1.0b of $9.5b – Q1 2014) 1 - Virginia had the 4 th highest concentration of tech workers 2 - Dallas among the nation’s fastest - growing areas and the 6 th largest concentration of tech workers 2 1 PricewaterhouseCoopers Money Tree Survey as of March 31, 2014 2 Tech America Foundation: Cyberstates 2013 San Jose Palo Alto East Bay San Francisco Dallas Boston Reston 9 Orange County

EXPANDING MARKET SENCE $250 $500 $750 $1,000 $1,250 $1,500 $1,750 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14 $ Millions Average Total Assets • Purely organic growth • Core deposit driven $ 1.62b Total Assets EOP Q1 ’14 10

FOCUS ON CORE DEPOSITS 40% 31% 30% 34% 47% 52% 67% 63% 69% 70% $0 $250 $500 $750 $1,000 $1,250 $1,500 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14 $ Millions (EOP) Deposit Mix Noninterest-bearing Demand MM / IBD Certificates of Deposit • 97% core deposits • Cost of deposits – 10 bps 11

TRUE BUSINESS FOCUS S BA 10% CRE 10% Construction 6% Land 1% Other 2% C&I 22% Tech 33% ABL/F ** 17% Business C&I 72% Loans as of 03 - 31 - 14 BBNK % RE = 28% (72% Business) Peer* % RE = 79% (21% Business) ~3x 12 * Peer Average – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2013 ** Asset - based lending / Factoring

2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14 Net Interest Margin BBNK BAC WFC CMA SIVB HTBK HIGH VALUE BUSINESS BBNK: 4.91% *= Peer Average – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2013 Peer* 3.77% 13

Q1 2014 SUMMARY • Robust growth driven by new client acquisition – +21% deposit growth (YoY) – +20% loan growth (YoY) • Increasing revenue and earnings – Revenue +13% (YoY) – Q1 ‘14 Net Income $ 3.7 million +9% (YoY) – Q1 ’14 EPS $0.24 +4% (YoY) • Consistent high quality funding base – 97% core – 70 % DDA – 10 bps cost of deposits • Strong asset quality – NPAs 0.73% of total assets • Exceptionally well capitalized – TCE of 10.38% – Capital to support growth and opportunity 14 We believe that when entrepreneurs and business owners succeed, everyone benefits.

$(7,341) $1,505 $3,037 $5,725 $8,634 $10,866 $ 1,435 $2,591 $ 7,847 $13,804 $14,711 $3,716 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14 EARNINGS ($000) *Operating profit before payment of preferred dividends 15

CAPITAL FOR GROWTH AND OPPORTUNITY * Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2013 TCE Ratio Leverage Total RBC Regulatory Minimum 5.00% 10.00% Peer* 9.01% 10.54% 16.13% BBNK 10.38% 11.71% 13.76% 0% 5% 10% 15% 20% As of March 31, 2014 16

FINANCIAL HIGHLIGHTS Balance sheet data at QE 03 - 31 - 14; operating data 1Q14 The only small - and mid - market specialist crafting the flexible solutions that businesses need to thrive in the modern economy Be bold , venture wisely . 17 ■ Total Assets $ 1.62 billion ■ Total Loans $ 1.14 b illion ■ Total Deposits $ 1.42 billion ■ Total Stockholders' Equity $ 167.8 million ■ Market Cap $ 376.7 million ■ TBV/Share $ 10.58 ■ TCE/TA 10.38% ■ Tier 1 RBC Ratio 12.51% ■ Total RBC Ratio 13.76% ■ Cost of Deposits 10 bps ■ Net Interest Margin 4.91% ■ Efficiency Ratio 67.64% ■ ROAA 0.97% ■ ROAE 9.09% ■ Net Income $ 3.72 million ■ Diluted EPS $ 0 .24

* Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2013 18 BBNK SIVB HTBK CYN S&P MARKET VIEW

CONTACT INFORMATION Investor Relations Contact: Thomas A. Sa Bridge Capital Holdings 55 Almaden Blvd., Suite 100 San Jose, CA 95113 (408) 423 - 8500 ir@bridgebank.com 19 NASDAQ Global Select Market: BBNK www.bridgecapitalholdings.com